10f-3 Transactions Summary*
* Evergreen Compliance Department has on file a checklist signed by the portfolio manager and a compliance manager stating that the transaction fully complies with the conditions of Rule 10f-3 of the Investment Company Act of
1940.

Fund
Utilities and High Income Fund
Security
Ferrellgas
Advisor
EIMCO
Transaction Date
9/9/2009
Cost
55,000.00
Offering Purchase
0.0220
Broker
JP Morgan Securities
Underwriting Syndicate Members
Wells Fargo
Bofa Merrill Lynch

Fund
Utilities and High Income Fund
Security
Plains Exploration
Advisor
EIMCO
Transaction Date
9/8/2009
Cost
175,000.00
Offering Purchase
4.38%
Broker
JP Morgan Securities
Underwriting Syndicate Members
Bofa Merrill Lynch
Barclays Capital

Fund
Utilities and High Income Fund
Security
Concho
Advisor
EIMCO
Transaction Date
9/15/2009
Cost
20,000.00
Offering Purchase
4.38%
Broker
JP Morgan Securities
Underwriting Syndicate Members
Wells Fargo
Bofa Merrill Lynch

Fund
Utilities and High Income Fund
Security
Dole Foods
Advisor
EIMCO
Transaction Date
9/15/2009
Cost
55,000.00
Offering Purchase
1.75%
Broker
Deutsche Bank Securities
Underwriting Syndicate Members
Wells Fargo
Bofa Merrill Lynch

Fund
Utilities and High Income Fund
Security
Continental Resources
Advisor
EIMCO
Transaction Date
9/18/2009
Cost
20,000.00
Offering Purchase
0.63%
Broker
Bank of America
Underwriting Syndicate Members
Wells Fargo
RBS

Fund
Utilities and High Income Fund
Security
Qwest Communications Intl
Advisor
EIMCO
Transaction Date
9/14/2009
Cost
75,000.00
Offering Purchase
1.36%
Broker
Citi
Underwriting Syndicate Members
Wells Fargo
Barclays Capital

Fund
Utilities and High Income Fund
Security
Nebraska Book Company
Advisor
EIMCO
Transaction Date
9/23/2009
Cost
20,000.00
Offering Purchase
0.0100
Broker
JP Morgan Securities
Underwriting Syndicate Members
Wells Fargo
Bofa Merrill Lynch

Fund
Utilities and High Income Fund
Security
Winstream Corp
Advisor
EIMCO
Transaction Date
9/29/2009
Cost
55,000.00
Offering Purchase
1.38%
Broker
JP Morgan Securities
Underwriting Syndicate Members
Wells Fargo
Bofa Merrill Lynch

Fund
Utilities and High Income Fund
Security
Cincinnati Bell
Advisor
EIMCO
Transaction Date
9/30/2009
Cost
305,000.00
Offering Purchase
0.0610
Broker
Morgan Stanley
Underwriting Syndicate Members
Wells Fargo
Bofa Merrill Lynch

Fund
Utilities and High Income Fund
Security
VIASAT
Advisor
EIMCO
Transaction Date
10/20/2010
Cost
20,000.00
Offering Purchase
0.0073
Broker
JP Morgan Securities
Underwriting Syndicate Members
Wells Fargo
Bank of America
JP Morgan

Fund
Utilities and High Income Fund
Security
PIONEER NATURAL
Advisor
EIMCO
Transaction Date
11/9/2010
Cost
100,000.00
Offering Purchase
0.0222
Broker
Deutsche
Underwriting Syndicate Members
Wells Fargo

Fund
Utilities and High Income Fund
Security
VIASYSTEMS
Advisor
EIMCO
Transaction Date
11/10/2010
Cost
75,000.00
Offering Purchase
0.0341
Broker
Goldman
Underwriting Syndicate Members
Wells Fargo

Fund
Utilities and High Income Fund
Security
JDAS
Advisor
EIMCO
Transaction Date
12/7/2010
Cost
35,000.00
Offering Purchase
0.0127
Broker
Goldman
Underwriting Syndicate Members
Wells Fargo
JP Morgan

Fund
Utilities and High Income Fund
Security
KOP
Advisor
EIMCO
Transaction Date
11/20/2009
Cost
75,000.00
Offering Purchase
0.0250
Broker
Goldman
Underwriting Syndicate Members
Wells Fargo
Bofa Merrill Lynch

Fund
Utilities and High Income Fund
Security
CASCADES
Advisor
EIMCO
Transaction Date
11/18/2010
Cost
45,000.00
Offering Purchase
0.0090
Broker
Bofa Merrill Lynch
Underwriting Syndicate Members
Wells Fargo